UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1, 99.2, 99.3 and 99.4 to this report are the Notice of Annual and Special General Meeting, Management Proxy Circular, Proxy and Request for Voting Instructions dated April 4, 2008 as mailed out to shareholders on April 15, 2008.  Such exhibits are being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

99.1

Notice of Annual and Special General Meeting dated April 4, 2008

99.2

Management Proxy Circular

99.3

Proxy

99.4

Request for Voting Instructions

99.5

Confirmation of Mailing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: April 15, 2008

By:

/s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Notice of Meeting

99.2

Management Proxy Circular

99.3

Proxy

99.4

Request for Voting Instructions

EXHIBIT 99.1

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the annual general and special meeting (the “Meeting”) of the shareholders of VISIPHOR CORPORATION (the “Company”) will be held at Suite 428, 4720 Kingsway, Metrotower II, Burnaby, British Columbia V5H 4N2, Burnaby, British Columbia on Friday, May 9, 2008, at 10:00 a.m. Pacific Time for the following purposes:

1.

To receive and consider the report of the directors of the Company.

2.

To receive and consider the audited financial statements of the Company for the period ending December 31, 2007 together with auditor’s reports thereon.

3.

To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

4.

To elect directors for the ensuing year.

5.

To obtain shareholder approval for the portion of the QIP Debenture that if converted, would exceed 20% of the outstanding Voting Shares (as defined in Exchange Policy 1.1) of the Company.

6.

To transact such other business as may properly come before the meeting or any adjournment thereof.

A shareholder who is unable to attend the Meeting in person and who wishes to ensure that such shareholder’s shares will be voted at the Meeting, is requested to complete, sign and date the enclosed form of Proxy and deliver it by hand or by mail in accordance with the instructions set out in the form of Proxy and in the Management Proxy Circular.  A shareholder who plans to attend the Meeting must follow the instructions set out in the form of proxy and in the Management Proxy Circular to ensure that their shares will be voted at the Meeting.

DATED at Vancouver, British Columbia, April 4, 2008

BY ORDER OF THE BOARD OF DIRECTORS

“Roy Trivett”

(signed) Roy Trivett

Chief Executive Officer

EXHIBIT 99.2

Visiphor Corporation NOTICE OF THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR

TABLE OF CONTENTS

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

MANAGEMENT PROXY CIRCULAR FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF VISIPHOR CORPORATION TO BE HELD ON MAY 9, 2008

8

PART 1 - VOTING

8

VOTING BY PROXY

8

NON-REGISTERED SHAREHOLDERS

11

PART 2 – VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

12

PART 3 – THE BUSINESS OF THE MEETING

12

FINANCIAL STATEMENTS

12

ELECTION OF DIRECTORS

12

APPOINTMENT OF THE AUDITOR

14

APPROVAL OF QIP DEBENTURE

14

PART 4 – EXECUTIVE COMPENSATION

16

COMPENSATION OF NAMED EXECUTIVE OFFICERS

16

COMPENSATION OF DIRECTORS

18

PART 5 – SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

19

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

19

PART 6 – AUDIT COMMITTEE

21

AUDIT COMMITTEE CHARTER

21

AUDIT COMMITTEE MEMBERS

21

RELEVANT EDUCATION AND EXPERIENCE

21

EXTERNAL AUDITOR SERVICE FEES

22

RELIANCE ON EXEMPTION

23

AUDIT COMMITTEE OVERSIGHT

23

PART 7 – CORPORATE GOVERNANCE

24

BOARD OF DIRECTORS

24

DIRECTORSHIPS

24

ORIENTATION AND CONTINUING EDUCATION

25

ETHICAL BUSINESS CONDUCT

25

NOMINATION OF DIRECTORS

25

COMPENSATION

25

COMMITTEES OF THE BOARD OF DIRECTORS

26

ASSESSMENTS

26

PART 8 – OTHER INFORMATION

27

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

27

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

27

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING

27

MANAGEMENT CONTRACTS

27

CEASE TRADE ORDERS AND BANKRUPTCY

27

PERSONAL BANKRUPTCY

28

OTHER MATTERS

28

ADDITIONAL INFORMATION

28

SHAREHOLDER PROPOSALS

28

DIRECTORS’ APPROVAL

28

MANAGEMENT PROXY CIRCULAR FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF VISIPHOR CORPORATION TO BE HELD ON MAY 9, 2008

The information contained in this Management Proxy Circular, unless otherwise indicated, is as of April 4, 2008.

This Management Proxy Circular is being mailed by the management of Visiphor Corporation. (“Visiphor” or the “Corporation”) to everyone who was a shareholder of record of Visiphor on April 4, 2008, which is the date that has been fixed by the directors of Visiphor as the record date to determine the shareholders who are entitled to receive notice of the meeting.

We are mailing this Management Proxy Circular in connection with the solicitation of proxies by and on behalf of our management for use at the annual general and special meeting of the shareholders of Visiphor that is to be held on Friday, May 9, 2008, at 10:00 a.m. (Vancouver time) at Suite 428, 4720 Kingsway, Metrotower II, Burnaby, British Columbia V5H 4N2, Burnaby, British Columbia.  The solicitation of proxies will be primarily by mail.  Certain directors of Visiphor may also solicit proxies by telephone or in person.  The cost of solicitation will be borne by Visiphor.

Under our By-laws, at least two shareholders entitled to vote at the meeting must be present in person or be represented by proxy before any action may validly be taken at the meeting.  If such a quorum is not present in person or by proxy, we will reschedule the meeting.

PART 1 - VOTING

HOW A VOTE IS PASSED

All of the matters that will come to a vote at the meeting as described in the attached Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favour, then the resolution is approved.

WHO CAN VOTE?

If you are a registered shareholder of Visiphor as at April 4, 2008, you are entitled to attend at the meeting and cast a vote for each share registered in your name on all resolutions put before the meeting.  If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf but documentation indicating such officer’s authority should be presented at the meeting.  If you are a registered shareholder but do not wish to, or cannot, attend the meeting in person you can appoint someone who will attend the meeting and act as your proxyholder to vote in accordance with your instructions (see “Voting by Proxy”).  If your shares are registered in the name of a “nominee” (usually a bank, trust company, securities dealer or other financial institution) you should refer to the section entitled “Non-registered Shareholders” set out below.

It is important that your shares be represented at the meeting regardless of the number of shares you hold.  If you will not be attending the meeting in person, we invite you to complete, date, sign and return your form of proxy as soon as possible so that your shares will be represented.

VOTING BY PROXY

If you do not come to the meeting, you can still make your votes count by appointing someone who will be there to act as your proxyholder.  You can either tell that person how you want to vote or you can let him or her decide for you.  You can do this by completing a form of proxy.

In order to be valid, you must return the completed form of proxy by 10:00 a.m. (Vancouver time) on Wednesday, May 7, 2008, to our Transfer Agent, Pacific Corporate Trust Company, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia V6C 3B9; facsimile number (604) 689-8144.

What is a proxy?

A form of proxy is a document that authorizes someone to attend the meeting and cast your votes for you.  We have enclosed a form of proxy with this Management Proxy Circular.  You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.

Appointing a proxyholder

You can choose any individual to be your proxyholder.  It is not necessary for the person whom you choose to be a shareholder.  To make such an appointment, simply fill in the person’s name in the blank space provided in the enclosed form of proxy.  To vote your shares, your proxyholder must attend the meeting.  If you do not fill a name in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder.  Those persons are directors and/or officers of Visiphor.

Instructing your proxy

You may indicate on your form of proxy how you wish your proxyholder to vote your shares.  To do this, simply mark the appropriate boxes on the form of proxy.  If you do this, your proxyholder must vote your shares in accordance with the instructions you have given.

If you do not give any instructions as to how to vote on a particular issue to be decided at the meeting, your proxyholder can vote your shares as he or she thinks fit.  If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your shares at the meeting as follows:

1.

To elect as directors the individuals listed on the form of proxy for the ensuing year.

2.

To appoint Grant Thornton LLP as auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

3.

To obtain shareholder approval for the portion of the QIP Debenture that if converted, would exceed 20% of the outstanding Voting Shares (as defined in Exchange Policy 1.1) of the Company.

For more information about these matters, see Part 3 - The Business of the Meeting.  The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting.  At the time of printing this Management Proxy Circular, the management of Visiphor is not aware of any other matter to be presented for action at the meeting.  If, however, other matters do properly come before the meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

Changing your mind

If you want to revoke your proxy after you have delivered it, you can do so at any time before it is used.  You may do this by (a) attending the meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of Visiphor at Suite 1100 - 4710 Kingsway, Burnaby, British Columbia V5H 4M2; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 5:00 in the afternoon (Vancouver time) on the last business day before the day of the meeting, or any adjournment thereof, or delivered to the person presiding at the meeting before it (or any adjournment) commences.  If you revoke your proxy and do not replace it with another that is deposited with us before the deadline, you can still vote your shares but to do so you must attend the meeting in person.

NON-REGISTERED SHAREHOLDERS

If your shares are not registered in your own name, they will be held in the name of a “nominee,” usually a bank, trust company, securities dealer or other financial institution and, as such, your nominee will be the entity legally entitled to vote your common shares and must seek your instructions as to how to vote your shares.

Accordingly, unless you have previously informed your nominee that you do not wish to receive material relating to shareholders’ meetings, you will have received this Management Proxy Circular from your nominee, together with a form of proxy or a Request for Voting Instruction Form.  If that is the case, it is most important that you comply strictly with the instructions that have been given to you by your nominee on the voting instruction form.  If you have voted and wish to change your voting instructions, you should contact your nominee to discuss whether this is possible and what procedures you must follow.

If your shares are not registered in your own name, Visiphor’s Transfer Agent will not have a record of your name and, as a result, unless your nominee has appointed you as a proxyholder, will have no knowledge of your entitlement to vote.  If you wish to vote in person at the meeting, therefore, please insert your own name in the space provided on the form of proxy or voting instruction form that you have received from your nominee.  If you do this, you will be instructing your nominee to appoint you as proxyholder.  Please adhere strictly to the signature and return instructions provided by your nominee.  It is not necessary to complete the form in any other respect, since you will be voting at the meeting in person.  Upon arrival at the meeting, please register with the representative of Visiphor’s Transfer Agent, Pacific Corporate Trust Company, who will act as scrutineer for the meeting.

The Notice of Annual and Special Meeting of Shareholders, this Management Proxy Circular and Visiphor’s annual report for the fiscal year ended December 31, 2007, are being sent to both registered and non-registered owners of our common shares.  If you are a non-registered owner and we have sent these materials to you directly, your name and address and information about your holdings of common shares of Visiphor have been obtained in accordance with applicable securities regulatory requirements from the nominee holding the securities on your behalf.  By choosing to send these materials to you directly, Visiphor (and not your nominee) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the Request for Voting Instructions Form (printed on blue paper) which is enclosed.

PART 2 – VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Visiphor has authorized capital of 100,000,000 Common Shares without par value and 50,000,000 Preferred Shares without par value, issuable in one or more series, having the rights, privileges, restrictions and conditions as are set out in Visiphor’s Articles.  Each shareholder is entitled to one vote for each common share registered in his or her name at the close of business on April 4, 2008, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the meeting.

At the close of business on April 4, 2008, 44,781,445 common shares in the capital of Visiphor were outstanding.  To the knowledge of our directors and officers, there are no persons or companies who or which beneficially owned, directly or indirectly, or exercised control or direction over 10% or more of our common shares on that date.

PART 3 – THE BUSINESS OF THE MEETING

FINANCIAL STATEMENTS

The audited financial statements of Visiphor for the year ended December 31, 2007, will be placed before you at the meeting.  These financial statements have been mailed to shareholders together with the Notice of Annual Meeting of Shareholders and this Management Proxy Circular.

ELECTION OF DIRECTORS

Directors of Visiphor are elected for a term of one year.  The term of office of each of the nominees proposed for election as a director will expire at the meeting, and each of them, if elected, will serve until the close of the next annual meeting, unless he resigns or otherwise vacates office before that time.  Under our Articles and By-laws, the number of directors shall be fixed from time to time by either the Board of Directors or by the shareholders, but shall not be fewer than three nor more than ten.  Visiphor currently has eight directors.

Nominees for Election

The following are the eight nominees proposed for election as directors of Visiphor, together with the number of common shares and stock options that are beneficially owned, directly or indirectly, or over which control or direction is exercised, by each nominee.  All of the nominees are currently directors.  Each of the nominees has agreed to stand for re-election and we are not aware of any intention of any of them not to do so.  If, however, one or more of them should become unable to stand for re-election, it is likely that one or more other persons would be nominated at the meeting for election and, in that event, the persons designated in the form of proxy will vote in their discretion for a substitute nominee.

Name and place of residence	Principal occupation	Director since	Number of common shares(1)	Number of options (2)
Oliver “Buck” Revell Director Dallas, Texas, U.S.A.	Chairman of the Board of the Company; President, Revell Group International	January 31, 2000	1,457,363	373,333
Roy Trivett Director Surrey, B.C., Canada	Chief Executive Officer of the Company, President of Trivett Holdings Ltd., an investment company	March 4, 2002	4,298,611	1,916,666
Clyde Farnsworth(5) Director Southport, N.C., U.S.A.	Director of the Company	March 4, 2004	435,834	220,000
Al Kassam Director Surrey, B.C., Canada	Senior Vice President and Director of the Company	November 21, 2004	505,718(4)	875,555
Keith Kretschmer(6) Director Sequim, Washington, U.S.A.	Director of the Company	March 4, 2004	1,249,167	553,333
Michael C. Volker(5) (6) Director West Vancouver, B.C., Canada	Director of the Company	November 21, 2004	158,334	286,666
Wanda Dorosz(5) Director Mississauga, Ontario, Canada	The Chairman and CEO of Quorum Group of Companies since 1987, Director of the Company	August 8, 2007	Nil	200,000
Michael Goffin Director Mississauga, Ontario, Canada	Partner of Quorum Group of Companies since 1997, Director of the Company	March 20, 2008	Nil	0

  Notes:

(1)

The information as to shares beneficially owned, not being within the knowledge of the management of Visiphor, has been furnished by the respective individuals, or has been extracted from the register of shareholdings maintained by Visiphor’s Transfer Agent or from publicly available insider reports filed by each individual.

(2)

The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly and indirectly, or over which control or direction is exercised by each proposed nominee.

(3)

The number of Shares beneficially owned by the above nominees for directors, directly or indirectly, is based on information furnished by Pacific Corporate Trust Company, the registrar and transfer agent of the Company, and by the nominees themselves.

(4)

Includes 93,333 common shares owned by a trust for which Al Kassam acts as the trustee but does not include 66,660 common shares owned by Mary Kassam, the spouse of Mr. Kassam.

(5)

Member of Audit Committee.

(6)

Member of Compensation Committee.

Visiphor’s management recommends that shareholders vote in favour of the nominees for election as directors.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the election of the eight nominees as directors of Visiphor for the ensuing year.

APPOINTMENT OF THE AUDITOR

During the financial year ended December 31, 2007, Grant Thornton LLP, Chartered Accountants, served as Visiphor’s auditor and have served as auditor of Visiphor since October 2005.  See Part 6 – Audit Committee – External Auditor Service Fees.

Visiphor’s management recommends that shareholders vote in favour of the re-appointment of Grant Thornton LLP, Chartered Accountants, as Visiphor’s auditor for the ensuing year and grant the Board of Directors the authority to determine the remuneration to be paid to the auditor.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the appointment of Grant Thornton LLP to act as our auditor until the close of our next annual meeting and also intend to vote FOR the proposed resolution to authorize the Board of Directors to fix the remuneration to be paid to the auditor.

APPROVAL OF QIP DEBENTURE

History

Visiphor has two prior secured debentures issued to Quorum Secured Equity Trust dated July 12, 2006 (the “Original QSET Debenture”) and May 18, 2007 (the “QSET Debenture” and together with the Original QSET Debenture, the “QSET Debentures”) in the principal amount of $1,600,000 and $100,000 respectively.  We understand that the Original QSET Debenture is convertible into common shares of the Company at $0.25 per common share, subject to adjustment, and the QSET Debenture is convertible into common shares of the Company at $0.10 per common share, subject to adjustment.  Assuming that the QSET Debentures are fully converted, this means that QSET would hold 7,400,0001 common shares in the Company.

The Company issued a secured convertible debenture dated December 13, 2007 to QIP in the principal amount of $500,000 (the “Original QIP Debenture”).  The Original QIP Debenture is convertible into

____________

1 Calculated as follows:  $1,600,000 / $0.25 (conversion price) = 6,400,000 (common shares).  $100,000 / $0.10 (conversion price) = 1,000,000 common shares.  6,400,000 common shares + 1,000,000 common shares = 7,400,000 common shares.

common shares of the Company at $0.10 per common share, subject to adjustment.  Assuming that the Original QIP Debenture is fully converted, this means that QIP would hold 5,000,0001 common shares in the Company.  In order to avoid triggering the creation of a new Control Person, the Company and QIP entered into a letter agreement dated March 11, 2008, a copy of which is enclosed (the “Letter Agreement”).  Pursuant to the terms of the Letter Agreement, QIP held back funding the QIP Debenture in the amount of $950,000 (or 9,500,0002 convertible common shares of the Company) pending shareholder approval for the same.  Together with the Original QIP Debenture and the QIP Debenture (as curtailed by the Letter Agreement), QIP can convert up to 13,000,0003 common shares of the Company and can hold up to 19.9%4 of the issued and outstanding common shares in the Company.

The Company expects to have shareholder approval for the Debenture on or before April 18, 2008.  Assuming that shareholder approval is received, QIP will fund the remaining amount of the QIP Debenture to the Company.  In the event that shareholder approval is not received by April 18, 2008, an event of default will be triggered under the QIP Debenture and the principal amount of the QIP Debenture (less the funds held back under the Letter Agreement) will at the discretion of QIP, become immediately due.

The QIP Debenture may create a new Control Person (as defined in Exchange Policy 1.1).  Pursuant to Exchange Policy 4.1, the Company is required to obtain shareholder approval for the portion of the QIP Debenture that if converted, would exceed 20% of the outstanding Voting Shares (as defined in Exchange Policy 1.1) of the Company.  As at the date of the QIP Debenture, the Company had 44,781,445 common shares issued and outstanding on a non-diluted basis.

______________

1 Calculated as follows:  $500,000 / $0.10 (conversion price) = 5,000,000 common shares.

2 Calculated as follows:  $950,000 / $0.10 (conversion price) = 9,500,000 common shares.

3 Calculated as follows:  5,000,000 common shares under the Original QIP Debenture (see calculation in footnote 2 above) + 8,000,000 common shares under the QIP Debenture = 13,000,000 common shares.  The 8,000,000 common shares under the QIP Debenture is calculated as follows:  $1,750,000 (principal amount of the QIP Debenture) - $950,000 (representing the funds held back under the Letter Agreement) = $800,000.  $800,000 / $0.10 (conversion price) = 8,000,000 common shares.

4 Calculated as follows:  The Company had 44,781,445 issued and outstanding common shares as at the date of the QIP Debenture.  Pursuant to the terms of the QSET Debentures and the QIP Debenture (as curtailed by the Letter Agreement) an additional 20,400,000 common shares of the Company can be converted by QSET and/or QIP, as the case may be (7,400,000 common shares (under the QSET Debentures) + 5,000,000 common shares (under the Original QIP Debenture) + 8,000,000 (under the QIP Debenture as curtailed by the Letter Agreement) = 20,400,000 common shares.  Taking into account the 20,400,000 common shares that can be converted, the Company’s issued and outstanding common shares on a diluted basis will be increased by the same amount or equate  65,181,445 common shares (44,781,445 common shares + 20,400,000 common shares = 65,181,445 common shares).  As set out above, QIP can convert up to 13,000,000 common shares of the issued and outstanding  65,181,445 common shares on a diluted basis, this equates to 13,000,000 common shares / 65,181,445 common shares = 0.199 (or 19.9%).

PART 4 – EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Roy Trivett served as Chief Executive Officer of Visiphor throughout Visiphor’s financial year ended December 31, 2007, also, Mr. Trivett served as President until September 20, 2007 and Al Kassam, Senior Vice President (together, the “Named Executive Officers”) were paid more than $150,000 in compensation during the most recently completed financial year. Sunil Amin also, a “Named Executive Officer”) has served as Chief Financial Officer of Visiphor since his appointment on February 1, 2007. The following table provides a summary of the compensation earned by the Named Executive Officers during the financial year ended December 31, 2007, and in the three most recently completed financial years.

Summary Compensation

		Annual Compensation			Long-Term Compensation
Name and principal position	Fiscal year (period) ended	Salary	Bonus	Other annual compensation	Securities under options granted
Roy Trivet(1) Chief Executive Officer	2007 2006 2005	172,786 168,800 200,000	N/A N/A 50,000	N/A N/A N/A	600,000 684,444 0
Sunil Amin (2) Chief Financial Officer	2007	98,642	N/A	N/A	500,000
Al Kassam(3) Senior Vice President	2007 2006 2005	155,811 167,690 166,000	N/A N/A N/A	N/A N/A N/A	450,000 130,356 0

Notes:

(1)

Mr. Trivett became President and Chief Executive Officer as of July 10, 2003 and on September 20, 2007 resigned as President.

(2)

Mr. Amin joined the Company as of August 16, 2007 as Controller and effective February 1, 2007 became Chief Financial Officer.

(3)

Mr. Kassam joined the Company as of November 24, 2003.

Options and Stock Appreciation Rights

The following table sets out the value of unexercised incentive stock options as at December 31, 2007.

The following table includes certain information with respect to the value of all previously awarded unexercised options held by the Named Executive Officers at December 31, 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Roy Trivett	270,000 133,333 322,963 37,037 306,666 100,000	- 66,667 161,481 18,519 153,333 200,000	N/A	0.45 0.21 0.13 0.085 0.10 0.07	June 24, 2008 August 15, 2009 December 6, 2009 March 5, 2010 April 19, 2010 September 17, 2010
Sunil Amin	33,333 66,666 83,333	16,667 33,334 166,667	N/A	0.10 0.11 0.07	November 21, 2009 February 6, 2010 September 17, 2010
Al Kassam	180,000 66,666 20,237 48,533 33,333 83,333	- 33,334 10,119 - 33,333 166,667	N/A	0.45 0.21 0.13 0.085 0.10 0.07	June 24, 2008 August 15, 2009 December 6, 2009 March 5, 2010 April 19, 2010 September 17, 2010

All options are granted for a period of three years.  One-third of the options vest on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant.

(1)

The underlying securities are common shares of Visiphor.  The exercise price is the price of Visiphor’s common shares on the date of grant.

(2)

The closing price of the underlying stock on the TSX Venture Exchange on December 31, 2007.  The closing price of the shares on December 31, 2007, was $0.095.

COMPENSATION OF DIRECTORS

The following table provides compensation information for the fiscal year ended December 31, 2007 for each of the Company’s non-employee members of the Board.

Director Compensation for 2007

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compen-sation ($)	Total ($)
Oliver Revell Chairman of the Board	16,500	N/A	1,633	N/A	N/A	N/A	18,133
Clyde Farnsworth	16,750	N/A	2,048	N/A	N/A	N/A	18,798
Norman Inkster	2,250	N/A	N/A	N/A	N/A	N/A	2,250
Keith Kretschmer	13,750	N/A	8,579	N/A	N/A	N/A	22,329
Michael Volker	19,200	N/A	3,265	N/A	N/A	N/A	22,465
Wanda Dorosz	5,250	N/A	N/A	N/A	N/A	N/A	5,250

(1)

Roy Trivett and Al Kassam are not included in this table as they are employees of the Company and thus receive no compensation for services as directors on the Board.  The compensation received by Messrs. Trivett and Kassam as employees of Visiphor is shown in the Summary Compensation Table on page 9.

During the most recently completed financial year ended December 31, 2007, there was cash compensation accrued of $73,700 for fees earned by Visiphor’s directors, however, as of December 31, 2007 these were not actually paid.  The Company compensates Directors that do not receive compensation as consultants or employees on a fee per meeting attended basis. There were eight meetings during 2007. The payment structure, approved on August 10, 2007,  $5,000 for personal attendance for the Chairman at full Board meeting and $3,000 for attendance by telephone; $2,500 for committee Chairman for personal attendance at full committee meetings and $1,500 for attendance by telephone and $900 for personal attendance at Board meetings and $450 for attendance by telephone to Board meetings.  The payment structure from January, 2007 to August 10, 2007 was $2,500 for personal attendance at full Board meetings, $1,500 for attendance by telephone; and $1,000 for personal attendance at committee meetings and $750 for attendance by telephone to committee meetings.

The Company reimburses directors for expenses incurred in connection with their services as directors.  The Company may grant stock options to its directors of which the timing, number, and exercise price are established on a case-by-case basis.  The Compensation Committee (the “Committee”) is appointed by the Board of the Company from members of the Board of Directors, all of which are independent non-employee directors. No director may serve on the Committee unless he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.  The Committee Chair and members are designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. See Part 3 – The Business of the Meeting – Election of Directors.

PART 5 – SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Corporation has in place the 2007 Stock Option Plan approved by shareholders on May 11, 2007 (the “Plan”).  The Plan has been established to provide incentive to qualified parties to increase their proprietary interest in the Corporation and thereby encourage their continuing association with the Corporation.  The Plan is administered by the directors of the Corporation.  The Plan provides that options will be issued pursuant to option agreements to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation.  All options expire on a date not later than five years after the issuance of such option.  The maximum number options that may be reserved under the Plan is 8,956,289 Shares (approximately 20% of the issued and outstanding Shares).  There are currently options outstanding under the Plan to purchase an aggregate of 7,775,443 Shares.

The full text of the Plan is available for viewing by shareholders at Visiphor’s registered office located at Suite 1100, 4710 Kingsway, Burnaby,  British Columbia, during normal business hours at any time up to and including the day prior to the meeting or any adjournment thereof.

The share options granted to the Named Executive Officers during the financial year ended December 31, 2007 were as follows:

Option Grants During the Most Recently Completed Financial Year

NAMED EXECUTIVE OFFICERS	Securities Under Options Granted (#)	% of Total Options Granted to Employees in Financial Year	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)	Expiration Date
Roy Trivett, Chief Executive Officer	55,556 460,000 300,000	1.5 12.2 8.0	0.085 0.10 0.07	0.085 0.10 0.07	March 5, 2010 April 19, 2010 September 17, 2010
Sunil Amin, Chief Financial Officer	100,000 250,000	2.7 6.7	0.11 0.07	0.11 0.07	February 6, 2010 September 17, 2010
Al Kassam, Senior Vice President	48,533 100,000 250,000	1.3 2.7 6.7	0.085 0.10 0.07	0.085 0.10 0.07	March 5, 2010 April 19, 2010 September 17, 2010

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

The terms and conditions of the employment contract or arrangement between the Corporation or its subsidiary and a Named Executive Officer are as outlined below.

Visiphor has a consulting agreement with Trivett Holdings Ltd., a Company controlled by Roy Trivett, the Company’s Chief Executive Officer.  The contract consists of an annual fee of $200,000.  The agreement extends for 12 months from January to December each year if renewed unless terminated.  Either party may terminate the agreement on notice given not less than, in the case of Visiphor, six (6) months’ or, in the case of Trivett Holdings Ltd, 1 month’s notice.  The six months’ notice from Visiphor is a severance allowance under the agreement. During 2007, Trivett Holdings Ltd. agreed to take a reduction to the annual fee of $200,000 to $120,000 for the remainder of the year.

Visiphor has a consulting agreement with AG Kassam and Associates, Inc., a Company controlled by Al Kassam, the Company’s Senior Vice President. The contract consists of an annual fee of $166,000.  The agreement will extend for 12-month periods and is renewed automatically each year unless terminated in the manner provided for under the agreement.  Either party may terminate the agreement on notice given not less than, in the case of Visiphor, twelve months’ or, in the case of AG Kassam and Associates, Inc., one month’s notice.  The twelve months’ notice from Visiphor is a severance allowance under the agreement. During 2007, AG Kassam and Associates, Inc. agreed to take a reduction to the annual fee of $166,000 to $120,000 for the remainder of the year.

The following information is as of December 31, 2007, Visiphor’s most recently completed financial year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	7,000,276	$0.20	2,076,675
Equity compensation plans not approved by security holders	-	-	-
Total	7,000,276	$0.20	2,076,675

PART 6 – AUDIT COMMITTEE

AUDIT COMMITTEE CHARTER

The charter for the Audit Committee of the Board of Directors of Visiphor is attached to this Circular as Appendix A.

AUDIT COMMITTEE MEMBERS

Clyde Farnsworth, Michael C. Volker and Wanda Dorosz, three directors of Visiphor, are members of the Corporation’s Audit Committee. Messrs. Farnsworth, Volker and Ms. Dorosz are considered “independent” as that term is defined in applicable securities legislation, and all three of the Audit Committee members have the ability to read and understand financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by Visiphor’s financial statements.  Therefore, all members are considered to be financially literate.

In determining whether a director is independent, the Board considers, for example, whether the director has any interests or relationships – other than those arising from his shareholdings in Visiphor – which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management, or to exercise independent judgement in the best interests of Visiphor.  On this basis, the three members of the Audit Committee are considered to be independent.

RELEVANT EDUCATION AND EXPERIENCE

All of the Audit Committee members have experience in financial matters and each has a broad understanding of accounting principles used to prepare financial statements and as to the general application of such accounting principles, as well as the internal controls and procedures necessary for financial reporting.  In addition, each of the members of the Audit Committee have knowledge of the role of an audit committee in the realm of reporting companies from their years of experience as directors of, or association with, public companies other than Visiphor.

Clyde Farnsworth

Mr. Farnsworth served as the Director of Reserve Bank Operations and Payment Systems for the Board of Governors of the United States Federal Reserve System prior to retirement in June 1999. As the Director, Mr. Farnsworth had responsibility for operations of the twelve Federal Reserve banks on behalf of the Federal Reserve Board. During his term, he represented the Board of Governors on the following Group of Ten Committees of the Bank for International Settlements; the Committee on Payment and Settlement Systems; the Group of Computer Experts; and the Security Experts. Mr. Farnsworth’s duties also included automation and communication planning, financial planning, financial control, and budgeting for the twelve Reserve Banks. Prior to joining the Federal Reserve Board in 1975, he served as an officer and economist at the Federal Reserve Bank of Richmond, VA, from August 1969 to August 1975.  He was a professor of economics at Virginia Tech from 1967 to 1969, and was an Adjunct Professor at the University of Richmond and at Virginia Commonwealth University while working at the Richmond Federal Reserve Bank.  Mr. Farnsworth holds a Bachelor of Arts degree in mathematics, a Master of Arts degree in finance, and a Ph.D. in economics.

Michael C. Volker

Mr. Volker currently serves as the Director of the Industry Liaison Office of Simon Fraser University in Burnaby, British Columbia.  From June 1996 to June 2001, he was Chairman of the Vancouver Enterprise Forum and continues as an active director managing the Vancouver Technology Angel Network. Mr. Volker has taught courses in engineering, economics, design and management (organizational behavior) at the University of Waterloo, University of Toronto, Simon Fraser University, and Kansas University. Mr. Volker obtained his Bachelor of Science and Masters of Science degrees from the University of Waterloo. Mr. Volker also served a maximum term as a Governor of the University of Waterloo (1987 - 1993).

Wanda Dorosz

Ms. Dorosz currently serves as the Chairman and CEO of Quorum Group of Companies.  Ms. Dorosz is a founder and the Chairman and CEO of Quorum Group of Companies (“Quorum”) which operate out of Toronto, New York and Bermuda. Quorum is a North American-based funds manager with extensive experience in both expansion-capital investing and real estate funds management, and has managed over $350 million since 1987.

From 1976 until 1987 Ms. Dorosz practiced law, specializing in tax and corporate finance issues primarily related to Canadian and U.S. technology companies. She is currently a director of numerous private, public and not-for-profit organizations including CCR Technologies Ltd., Wellpoint Systems Inc., LxSix Photonics Inc., Positron Technologies Inc., NGRAIN Technology and Products, York University Schulich Business School Advisory Board, and Top 40 Under 40 Board of Directors.  Some of her prior directorships include Investors Group, the Residential Equities Board of Trustees, the University of Toronto Governing Council, Toronto Stock Exchange Advisory Council, Abitibi-Price Office Products, Positron Fibre Systems, PC DOCS Group International, Inc., Promis Systems Corporation, Enghouse Systems Limited, National Advisory Board on Science and Technology (NABST), an appointment of the Prime Minister, Director and Executive Committee Member of the Harbourfront Corporation, Anderson Consulting (now Accenture) Canadian Advisory Board, and the Ontario Centre for Microelectronics. She has been a national judge of the Canadian Entrepreneur Program for a number of years.

Ms. Dorosz holds a Bachelor of Education with distinction from the University of Regina and an LLB first Quartile from the University of British Columbia.

Michael Goffin

Michael Goffin currently is a partner with the Quorum Group of Companies, Quorum Funding Corporation (“Quorum”) since 1997 where he has since gained over ten years of investment, accounting and corporate financial experience. Prior to 1997, he held various progressive financial positions in the service industry and manufacturing sector. Mr. Goffin sits on Quorum’s Technology Advisory Committee, and is a board member of several publicly listed companies. His primary focus is on the management of portfolio investments, financial structuring, strategic modelling and due diligence. He also contributes to the Quorum mergers and acquisitions and divestiture team, including the sale of Newstar E-commerce to BCE Emergis. Mr. Goffin graduated from the University of Toronto with a Bachelor of Arts degree in Economics and Environmental Management in 1994 and holds a Certified General Accountant designation.

EXTERNAL AUDITOR SERVICE FEES

Fees billed by Grant Thornton LLP, for professional services totaled $124,614 for the year ended December 31, 2007 and $122,584 for the year ended December 31, 2006, including fees associated with the annual audit and reviews of quarterly reports on Form 10-QSB.

Audit-Related Fees

Fees for audit-related services totaled $nil for the year ended December 31, 2007.   Audit-related fees incurred for the year ended December 31, 2006 were $nil.

Tax Fees

Fees for tax services, including fees for review of the Company’s consolidated federal income tax return, billed by  Grant Thornton LLP totaled $nil for the year ended December 31, 2007 and $nil for the year ended December 31, 2006.

All Other Fees

Fees billed by Grant Thornton LLP, for professional services rendered during the fiscal years ended December 31, 2007 totaled $nil and $nil for December 31, 2006 other than those specified above.

The Audit Committee pre-approves audit engagement terms and fees prior to the commencement of any audit work, other than that which may be necessary for the independent auditor to prepare the proposed audit approach, scope and fee estimates. The independent auditors annually submit a written proposal that details all audit and audit related services. Audit fees are fixed and contained in the proposal, and the Audit Committee reviews the nature and dollar value of services provided under such proposal. Any revisions to such proposal after the engagement has begun are reviewed and pre-approved by the Audit Committee.

There were no fees in 2007 that were not pre-approved by the Audit Committee. All services described above under the captions "Audit Fees", “Audit Related Fees",  "Tax Fees" and “All Other Fees” were approved by the Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

RELIANCE ON EXEMPTION

As Visiphor is a “Venture Issuer” pursuant to relevant securities legislation, Visiphor is relying on the exemption in Section 6.1 of Multilateral Instrument 52-110-Audit Committees (“MI 52-110”) from the reporting requirements with respect to the composition of the audit committee and the Company’s reporting obligations of MI 52-110.

AUDIT COMMITTEE OVERSIGHT

The audit committee has not made any recommendations to the Board to nominate or compensate any auditor other than Grant Thornton LLP.

PART 7 – CORPORATE GOVERNANCE

Following is a summary of Visiphor’s approach to corporate governance.

BOARD OF DIRECTORS

The Board of Directors of Visiphor believes in the exercise of independent supervision over management and it strives to ensure that the Board is composed of a majority of independent directors.  The Board, at present, is composed of eight directors, of which Messrs. Revell, Farnsworth, Kretschmer, Volker, Goffin and Ms. Dorosz are considered to be independent as defined by securities legislation.  In determining whether a director is independent, the Board considers, for example, whether the director has any interests or relationships – other than those arising from his shareholdings in Visiphor – which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management, or to exercise independent judgement in the best interests of Visiphor.

The Board delegates to management, through the Chief Executive Officer, the responsibility for meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on Visiphor’s business in the ordinary course, managing Visiphor’s cash flow, evaluating the sales of its software and services achieved through the implementation and customization of software as well as from the support, training, and ongoing maintenance and from consulting services opportunities, recruiting staff (or consultants) and complying with applicable regulatory requirements. The Board also looks to management to furnish recommendations respecting corporate objectives, long-term strategic plans and annual operating plans.  Board consideration and approval is required for all material contracts, business transactions and all debt and equity financing proposals.

DIRECTORSHIPS

Certain of the directors of Visiphor are also directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Name	Reporting Issuer (or equivalent in a foreign jurisdiction)
Roy Trivett	Cyberlink Technologies, Inc. (not listed for trading) based in Vancouver, BC
Michael Volker	GraphOn Corporation. (OTC:GOJO) based in Santa Cruz, CA; Plutonic Power Corporation (TSXV:PCC) based in Vancouver, BC; Cyberlink Technologies, Inc. (not listed for trading) based in Vancouver, BC
Wanda Dorosz	Noveko International Inc. (TSXV:EKO) based in Lachine, QC, WellPoint Systems Inc. (TSXV:WPS) based in Calgary, Alta; CCR Technologies Ltd. (TSE:CRL) based in Calgary, Alta
Michael Goffin	WellPoint Systems Inc. (TSXV:WPS) based in Calgary, Alta, Empirical Inc. (TSXV:EM) based in Mississauga, Ontario

ORIENTATION AND CONTINUING EDUCATION

Visiphor has not yet developed an official orientation or training program for new directors.  Orientation activities will be tailored to the particular needs and experience of each director and the overall needs of the Board as and when this becomes necessary.  New directors will become familiar with Visiphor by meeting with the other directors and with officers and employees of Visiphor, as well as receiving an introductory overview of Visiphor’s business, and having the opportunity to review relevant financial information, reports on operations and results, public disclosure filings, committee charters and other background information on Visiphor and its operations.

ETHICAL BUSINESS CONDUCT

The Board monitors the ethical conduct of Visiphor and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges.  The Board has found that the fiduciary duties placed on individual directors by applicable corporate law, as well as the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest, have been sufficient to date to ensure that the Board operates independently of management and in the best interests of Visiphor’s business and operations, as well as shareholders’ interests.

NOMINATION OF DIRECTORS

The Board of Directors considers its size each year when it considers the number of directors to recommend to its shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain diversity of view and experience.  The Board has not appointed a nominating committee and these functions are currently performed by the Board as a whole.

COMPENSATION

The Board of Directors is responsible for determining all forms of compensation to be granted to the Chief Executive Officer and the other executive officers of Visiphor.  If the Board determines that compensation will be granted to the executive officers, the Board will consider: i) recruiting and retaining executives critical to the success of Visiphor and the enhancement of shareholder value; ii) providing fair and competitive compensation; iii) balancing the interests of management and Visiphor’s shareholders; and iv) rewarding performance, both on an individual basis and with respect to operations in general.

During the most recently completed financial year ended December 31, 2007, there was cash compensation accrued of $73,700 for fees earned by Visiphor’s directors, however, as of December 31, 2007 these were not actually paid.  The Company compensates Directors that do not receive compensation as consultants or employees on a fee per meeting attended basis. There were eight meetings during 2007. The payment structure, approved on August 10, 2007,  $5,000 for personal attendance for the Chairman at full Board meeting and $3,000 for attendance by telephone; $2,500 for committee Chairman for personal attendance at full committee meetings and $1,500 for attendance by telephone and $900 for personal attendance at Board meetings and $450 for attendance by telephone to Board meetings.  The payment structure from January, 2007 to August 10, 2007 was $2,500 for personal attendance at full Board meetings, $1,500 for attendance by telephone; and $1,000 for personal attendance at committee meetings and $750 for attendance by telephone to committee meetings.

The Company reimburses directors for expenses incurred in connection with their services as directors.  The Company may grant stock options to its directors of which the timing, number, and exercise price are established on a case-by-case basis.  The Compensation Committee (the “Committee”) is appointed by the Board of the Company from members of the Board of Directors, all of which are independent non-

employee directors. No director may serve on the Committee unless he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.  The Committee Chair and members are designated annually by a majority of the full Board, and may be removed, at any time, with or without cause, by a majority of the full Board. (see Part 4 – Executive Compensation – Compensation of Directors).

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Visiphor has, to date, appointed an audit committee and a compensation committee. The Board does not have an executive committee.

The Audit Committee is comprised of three directors of Visiphor.  The Audit Committee is responsible for the policies and practices relating to integrity of Visiphor’s financial and regulatory reporting, as well as internal controls to achieve the objectives of safeguarding Visiphor’s assets; reliability of financial information; and compliance with policies and laws.  For further information regarding the mandate of the Audit Committee, its specific authority, duties and responsibilities, as well as the Audit Committee Charter, see Part 6 – Audit Committee.

The audit committee functions include: (a) meeting with the financial officers of the Company and its independent auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans; (b) appointing the auditors subject to shareholder approval; and reviewing and recommending to the Company Board for approval, the Company’ financial statements and certain other documents required by regulatory authorities.

The Compensation Committee is comprised of two directors of Visiphor, Messrs Keith Kretschmer and Michael Volker. The compensation committee considers the terms of employment of the Chief Executive Officer and the Chief Financial Officer and general compensation policy and the policy for granting awards under the Company’s share incentive plan. For further information regarding the mandate of the Compensation Committee, its specific authority, duties and responsibilities, as well as the Compensation Committee Charter.

ASSESSMENTS

The Board does not formally review the contributions of individual directors.  However, it believes that its current size facilitates informal discussion and evaluation of members’ contributions within that framework.  It is intended that, with the evolution of Visiphor’s operations and corporate governance policies, a more formal assessment process will be refined over time.

PART 8 – OTHER INFORMATION

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No one director or officer, or former director or officer, was indebted to Visiphor during the most recently completed financial year ended December 31, 2007, for other than “routine indebtedness”, as that term is defined by applicable securities law.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No proposed nominee for election as a director, and no director or officer of Visiphor or its subsidiaries, Visiphor (US) Corporation and Sunaptic Solutions Inc., who has served in such capacity since the beginning of the last financial year of Visiphor, and no shareholder holding of record or beneficially, directly or indirectly, more than 10% of Visiphor’s outstanding common shares, and none of the respective associates or affiliates of any of the foregoing, had any interest in any transaction with Visiphor or in any proposed transaction since the beginning of the last completed financial year that has materially affected Visiphor or its subsidiary, or is likely to do so.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING

Roy Trivett (Chief Executive Officer) and Al Kassam (Senior Vice President) have served as the directors and executive officers of Visiphor during the last completed financial year ended December 31, 2007.

None of the directors or executive officers of Visiphor, no proposed nominee for election as a director of Visiphor, none of the persons who have been directors or executive officers of Visiphor since the commencement of Visiphor’s last completed financial year, none of the other insiders of Visiphor and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the meeting other than the election of the directors and annual approval of the 2007 Stock Option Incentive Plan.

MANAGEMENT CONTRACTS

The management functions of Visiphor and its subsidiaries, Visiphor (US) Corporation and Sunaptic Solutions Inc., are performed by our directors and executive officers and we have no management agreements or arrangements under which such management functions are performed by persons other than the directors and executive officers of Visiphor.

CEASE TRADE ORDERS AND BANKRUPTCY

As at the date of this Circular, no proposed nominee for election as a director of Visiphor is, or has been, within ten years before the date of this Circular, a director or executive officer of any company (including Visiphor) that, while that person was acting in that capacity:

(a)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(b)

was subject to an event that resulted, after the director or executive officer ceased to be director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period or more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

PERSONAL BANKRUPTCY

As at the date of this Circular, no proposed nominee for election as a director of Visiphor has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

OTHER MATTERS

Management of Visiphor is not aware of any other matters to come before the meeting other than as set forth in the Notice of Meeting that accompanies this Management Proxy Circular.  If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ADDITIONAL INFORMATION

You may obtain additional financial information about Visiphor in our comparative financial statements and Management’s Discussion and Analysis for the year ended December 31, 2007, which are included with this Management Proxy Circular.  Additional copies may be obtained without charge upon request to us at Suite 1100, 4710 Kingsway, Burnaby, British Columbia V5H 4M2 or by telephone or facsimile at (604) 684-9314.  You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com.

SHAREHOLDER PROPOSALS

Pursuant to Canadian law, shareholder proposals to be considered for inclusion in the management proxy circular for the 2009 annual meeting of the Corporation (expected to be held in May 2009) must be received by the Secretary of the Corporation on or before the close of business on February 12, 2009.

DIRECTORS’ APPROVAL

The Board of Directors of Visiphor Corporation has approved the contents of this Management Proxy Circular and its distribution to each shareholder entitled to receive notice of the meeting.

Vancouver, British Columbia, April 4, 2008.

“Roy Trivett”

Roy Trivett, Director

EXHIBIT 99.3

PROXY

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF VISIPHOR CORPORATION TO BE HELD AT SUITE 428, 4720 KINGSWAY,  METROTOWER II, BURNABY, BRITISH COLUMBIA, ON FRIDAY, MAY 9, 2008 AT 10:00 A.M. PACIFIC TIME

The undersigned Shareholder of the Company hereby appoints Roy Trivett, Chief Executive Officer and a Director of the Company, or failing this person, Sunil Amin, Chief Financial Officer of the Company, or in the place of the foregoing, _____________________________________  (please print the name), as proxy holder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder was present at the said Meeting, or any adjournment thereof.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER PRINT HERE: ____________________________________________

REGISTERED HOLDER SIGN HERE: _____________________________________________

DATE SIGNED: ________________________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Circular)

	For	Against	Withhold
1. Appointment of Grant Thornton LLP, Chartered Accountants as auditors of the Company
2. To authorize the Directors to fix the Auditors’ remuneration
3. To elect as Director – Oliver “Buck” Revell
4. To elect as Director – Roy Trivett
5. To elect as Director – Clyde Farnsworth
6. To elect as Director – Al Kassam
7. To elect as Director – Keith Kretschmer
8. To elect as Director – Michael Volker
9. To elect as Director – Wanda Dorosz
10. To elect as Director – Michael Goffin
11. To approve (if required) the portion of the QIP Debenture that, if converted, would exceed 20% of the outstanding Voting Shares (as defined in Exchange Policy 1.1) of the Company.

THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) may not be valid unless it is signed by the Registered Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by the Registered Shareholder for the proxy holder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply registered with the scrutineers before the Meeting begins.

5.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do either of the following:

(a)

To appoint one of the management appointees named on the Instrument of Proxy, leave the wording appointing a nominee as is,(i.e. do not strike out the management proxy holders shown and do not complete the blank space provided for the appointment for the appointment of an alternate proxy holder).   Where no choice is specified by a Registered Shareholder with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxy holder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;  OR

(b)

To appoint another proxy holder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxy holder names and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxy holder.  If no choice is specified, the proxy holder has discretionary authority to vote as the proxy holder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in its sole discretion sees fit.

7.

If a Registered Shareholder has returned the Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “Pacific Corporate Trust Company” no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9, and its fax number is (604) 689-8144.

IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF THIS PROXY IN THE ADDRESS BOX.
REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR
INTERNET VOTING AT http://webvote.pctc.com

EXHIBIT 99.4

Request for Voting Instructions (“VIF”)

ANNUAL GENERAL & SPECIAL MEETING OF SHAREHOLDERS OF

VISIPHOR CORPORATION

TO BE HELD AT SUITE 428, 4720 KINGSWAY, METROTOWER II, BURNABY, BRITISH COLUMBIA,

ON FRIDAY, MAY 9, 2008, AT 10:00 AM PACIFIC TIME

To our securityholders:

We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified below.  Unless you or someone on your behalf attends the meeting as a proxyholder, your securities can be voted only by management, as proxyholder of the registered holder, in accordance with your instructions.

We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.  In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions.  Please complete and return the information requested in this form to provide your voting instructions to us promptly.

Should you wish to attend and vote at the meeting or have someone else attend and vote at the meeting on your behalf, please complete the reverse side of this form.

SECURITYHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED ABOVE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions

(For full details of each resolution, please see the enclosed Information Circular)

	For	Against	Withhold
12. Appointment of Grant Thornton LLP, Chartered Accountants as auditors of the Company		N/A
13. To authorize the Directors to fix the Auditors’ remuneration			N/A
14. To elect as Director – Oliver “Buck” Revell		N/A
15. To elect as Director – Roy Trivett		N/A
16. To elect as Director – Clyde Farnsworth		N/A
17. To elect as Director – Al Kassam		N/A
18. To elect as Director – Keith Kretschmer		N/A
19. To elect as Director – Michael Volker		N/A
20. To elect as Director – Wanda Dorosz		N/A
21. To elect as Director – Michael Goffin		N/A
22. To approve (if required) the portion of the QIP Debenture that, if converted, would exceed 20% of the outstanding Voting Shares (as defined in Exchange Policy 1.1) of the Company.

Please complete the following only if you or someone other than a management representative will be attending the meeting to vote on your behalf.

IF YOU WISH TO:

A)   VOTE IN PERSON AT THE MEETING or

B)   APPOINT SOMEONE OTHER THAN THE MANAGEMENT PROXYHOLDERS NAMED IN THE MEETING MATERIAL

       TO VOTE ON YOUR  BEHALF,

PRINT THE NAME OF PERSON WHO WILL BE ATTENDING THE MEETING HERE:

SECURITYHOLDER SIGN HERE:

DATE SIGNED:

If you complete the above, a form of legal proxy will be issued which will grant you or the person specified by you the right to attend the meeting and vote.  If you require assistance in completing this form, please contact Christian Carvacho at PCTC at 604-689-9853.

INSTRUCTIONS FOR COMPLETION OF VIF

1.

If this VIF is signed and the form is not marked otherwise, the securities will be voted in favour of each matter identified in the notice of meeting.

2.

If this VIF is not dated in the space provided, authority is hereby given by you, the securityholder, for the proxyholder to date this form seven (7) calendar days after the date on which it was mailed to you, the securityholder.

3.

This VIF confers discretionary authority to vote on such other business as may properly come before the meeting or any adjournment thereof.

4.

This VIF should be read in conjunction with the accompanying notice of meeting and information circular.

5.

By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to voting of, these securities.

6.

If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.

7.

To be represented at the Meeting, VIFs must be submitted no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this VIF in the address box, holders may complete internet voting at http://webvote.pctc.com.   To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this VIF in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683).  Please have this proxy in hand when you call.  A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR VIF BY MAIL OR FAX to Pacific Corporate Trust Company

510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9.  Fax number 604-689-8144.  Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual.  Do not mail the printed proxy or VIF if you have voted by internet or telephone.

EXHIBIT 99.5

PACIFIC CORPORATE TRUST COMPANY

510 BURRARD ST, 2ND FLOOR VANCOUVER, BC V6C 3B9 Phone: 604-689-9853 Fax: 604-689-8144

April 16, 2008

VISIPHOR CORPORATION 1100-4710 KINGSWAY BURNABY, BC V5H 4M2 CANADA Dear Sirs\Mesdames:
RE:	VISIPHOR CORPORATION (the "Company")
MAILING ON APRIL 15, 2008

We confirm that on the above date, the following material issued by the Company was forwarded by prepaid mail to all of the registered shareholders of the Company. However, we have not mailed to shareholders in cases where on three consecutive occasions, documents have been returned undelivered by the Post Office.

  Information Circular
  Notice of Meeting
  Annual Financial Statements for the Year Ending 2007/12/31
  Management Discussion and Analysis
  Proxy
  Annual Report
  Financial Statement Request Form

We further confirm that the material was shipped on the above mentioned date to Intermediaries or their agent(s) that received the Company’s request for beneficial ownership information and responded.

Yours truly,

PACIFIC CORPORATE TRUST COMPANY

"Christian Carvacho" Christian Carvacho